Exhibit 23.1

To:  The Securities and Exchange Commission
Re:  Mediacomm Broadcasting Systems, Inc.


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Mediacomm Broadcasting Systems, Inc. on Form SB-2/A-1 of our report dated June 2, 1999 for the period ended March 31, 1999.



Cordovano and Harvey, P.C.
Denver, Colorado
February 23, 2000